                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C.  20549


                                    FORM 8-K

                                 CURRENT REPORT



    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934.



Date of Report (Date of earliest event reported):    June 29, 1995


                        Commission File Number:  0-18309


                        MARINE DRILLING COMPANIES, INC.
             (Exact name of registrant as specified in its charter)


                   TEXAS                                      74-2558926
      (State or other jurisdiction of                      (I.R.S. Employer
      incorporation or organization)                    Identification Number)


ONE SUGAR CREEK CENTER BLVD. -- SUITE 600, SUGAR LAND, TEXAS        77478-3556
         (Address of principal executive offices)                   (Zip Code)


     Registrant's telephone number, including area code:    (713) 243-3000


                   (Former name if changed since last report)


       14141 SOUTHWEST FREEWAY, SUITE 2500, SUGAR LAND, TEXAS  77478-3435
                 (Former address if changed since last report)

ITEM 5.           OTHER EVENTS

                  A. On June 29, 1995, the Company announced the addition of four new independent directors.


ITEM 7(c).        EXHIBITS

                  Exhibit
                  Number        Description
                  ------        -----------
                   99.9         Press release dated June 29, 1995 regarding changes to its Board of Directors.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   MARINE DRILLING COMPANIES, INC.
                                   (Registrant)


Date:    June 29, 1995             By:   /s/       William H. Flores
                                       --------------------------------------
                                       William H. Flores
                                       Senior Vice President -
                                       Chief Financial Officer and Director
                                       (Principal Financial Officer)


Date:    June 29, 1995             By   /s/         Joan R. Smith
                                      -----------------------------------------
                                       Joan R. Smith
                                       Vice President, Controller and Secretary
                                       (Principal Accounting Officer)



                               INDEX TO EXHIBITS



 EXHIBIT
  NUMBER                                EXHIBITS
 -------                                --------
   99.9                Press release dated June 29, 1995 regarding
                       changes to its Board of Directors.


                                       4